UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 9, 2009
Biogen Idec Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-19311 (Commission File Number)	33-0112644 (IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)
(617) 679-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))x

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events.
      Biogen Idec Inc. (the “Registrant”) will post on its web site after 4:30 p.m. (ET) each Friday information on confirmed cases of progressive multifocal leukoencephalopathy (PML) that have occured in TYSABRI-treated patients since July 2006. This information can be found at www.biogenidec.com/tpme. The first such posting today includes only previously disclosed cases of PML. The Registrant intends to post this information on its website through July 24, 2009, the third anniversary of the reintroduction of TYSABRI into the market.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.

Dated: January 9, 2009	By:	/s/ Robert A. Licht

Name: Robert A. Licht
Title: Vice President and Assistant Secretary